Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF AMALGAMATED [ • ], 2020 BANK GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://ir.amalgamatedbank.com/financial-information/annual-reports Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030003000000000000 8 000000 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The approval of the reorganization of the Bank into a holding FOR AGAINST ABSTAIN company form of ownership by approving a Plan of Acquisition, pursuant to which the Bank will become a wholly owned subsidiary of Amalgamated Financial Corp., a newly formed Delaware public benefit corporation, and each outstanding share of Class A common stock of the Bank will be exchanged for one share of common stock of Amalgamated Financial Corp. 2. The adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the reorganization proposal. The undersigned instructs such proxies to vote as specified below with the understanding that, unless a contrary choice is specified, this proxy will be voted “FOR” each of the proposals listed above: NOTE- This proxy may be revoked at the pleasure of the stockholder executing it at any time before the authority granted hereby is exercised in accordance with Section 6009 of the New York Banking Law. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

AMALGAMATED SPECIAL MEETING OF STOCKHOLDERS BANK OF PROXY VOTING [ • ], 2020 INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. COMPANY NUMBER VIRTUAL ATTENDANCE—You may vote your shares by attending the virtual Special Meeting. You can attend the Special Meeting via the Internet at https://web.lumiagm.com/244397439 by using your 11-digit control number and the instructions included in the enclosed Notice ACCOUNT NUMBER of Special Meeting and Proxy Statement/Prospectus. The password for the virtual meeting is amalgamated2020. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://ir.amalgamatedbank.com/financial-information/annual-reports Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00030003000000000000 8 000000 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The approval of the reorganization of the Bank into a holding FOR AGAINST ABSTAIN company form of ownership by approving a Plan of Acquisition, pursuant to which the Bank will become a wholly owned subsidiary of Amalgamated Financial Corp., a newly formed Delaware public benefit corporation, and each outstanding share of Class A common stock of the Bank will be exchanged for one share of common stock of Amalgamated Financial Corp. 2. The adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the reorganization proposal. The undersigned instructs such proxies to vote as specified below with the understanding that, unless a contrary choice is specified, this proxy will be voted “FOR” each of the proposals listed above: NOTE- This proxy may be revoked at the pleasure of the stockholder executing it at any time before the authority granted hereby is exercised in accordance with Section 6009 of JOHN SMITH the New York Banking Law. 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

0 AMALGAMATED BANK Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders [ • ], 2020 at [ • ] The undersigned does hereby constitute and appoint Neil Grayson and Kay Gordon, and each of them, attorneys with the full power of substitution to each, for and in the name of the undersigned to vote all shares of Class A Common Stock of Amalgamated Bank (the “Bank”) held of record on October 21, 2020 by the undersigned, at the Special Meeting, to be held in virtual format, on [ • ], 2020, at [ • ], and at any adjournment of the Special Meeting, for the purposes more fully described in the accompanying Notice of Special Meeting and Proxy Statement/Prospectus, with all the powers the undersigned would possess if personally present. Due to the health and safety concerns related to the coronavirus (COVID-19), the Special Meeting will be a completely virtual meeting of stockholders. You can attend the meeting via the Internet at https://web.lumiagm.com/244397439 by using your 11-digit control number on this proxy card and the instructions included in the enclosed Notice of Special Meeting and Proxy Statement/Prospectus. The password for the virtual meeting is amalgamated2020. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. (Continued and to be signed on the reverse side.) 1.1 14475